                     BANC OF AMERICA SECURITIES [LOGO] (TM)

                  --------------------------------------------

      THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET
POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY
"INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY
US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

      BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND
IF ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

MBS NEW ISSUE - TERM SHEET ADDITIONAL DISCLOSURE

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-G
$2,507,706,000 (APPROXIMATE)

BANC OF AMERICA FUNDING CORPORATION
DEPOSITOR

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR

WELLS FARGO BANK, N.A.
SECURITIES ADMINISTRATOR AND SERVICER

U.S. BANK NATIONAL ASSOCIATION
TRUSTEE AND CUSTODIAN

JULY 26, 2006

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO
            BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING
            U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE
            WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE
            UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING
            OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS
            SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES
            FROM AN INDEPENDENT TAX ADVISOR.

            ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW
            THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND
            SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES
            WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS
            COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL
            SYSTEM.

                                                                               2

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

     o   BAFC 2006-G REPLINES                                             PG. 4

     o   ASSUMPTIONS RELATING TO DECREMENT TABLES                         PG. 7

     o   DECREMENT TABLES                                                 PG. 8

     o   AGGREGATE LOSS TABLES                                            PG. 22

     o   HISTORICAL VALUES OF ONE-YEAR LIBOR
         AND ONE-YEAR CMT                                                 PG. 23

                                                                               3

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

                         BAFC 2006-G REPLINES (GROUP 1)

                                                        CUT-OFF
           CUT-OFF         CURRENT      CURRENT NET    REMAINING
            UNPAID         MORTGAGE       MORTGAGE      TERM TO
          PRINCIPAL        INTEREST       INTEREST      STATED     LOAN     INITIAL        PERIODIC        GROSS
GROUP      BALANCE           RATE           RATE       MATURITY    AGE      RATE CAP       RATE CAP        MARGIN
-----   --------------   ------------   ------------   ---------   ----   ------------   ------------   ------------

  1         210,228.10   6.2500000000   6.0000000000      318       42    5.0000000000   2.0000000000   2.7500000000
  1       1,473,084.37   6.3223878124   6.0723878124      303       57    5.0000000000   2.0000000000   2.7500000000
  1         348,032.31   6.2500000000   6.0000000000      337       23    5.0000000000   2.0000000000   2.7500000000
  1         162,799.36   6.0000000000   5.7500000000      347       13    5.0000000000   2.0000000000   2.7500000000
  1       2,282,579.61   6.1050898615   5.8550898615      352        8    5.0000000000   2.0000000000   2.7500000000
  1       3,784,308.39   6.4442946691   6.1942946691      358        2    5.0000000000   2.0000000000   2.7500000000
  1       1,293,852.93   6.9730691581   6.7230691581      292       68    5.0000000000   2.0000000000   2.7500000000
  1         493,278.33   6.0000000000   5.7500000000      348       12    5.0000000000   2.0000000000   2.7500000000
  1      25,436,776.51   6.1366620498   5.8866620498      352        8    5.0000000000   2.0000000000   2.7500000000
  1      28,299,794.78   6.3277673523   6.0777673523      358        2    5.0000000000   2.0000000000   2.7500000000
  1         597,492.87   6.1075005255   5.8575005255      316       44    5.0000000000   2.0000000000   2.7500000000
  1         454,146.09   6.3750000000   6.1250000000      304       56    5.0000000000   2.0000000000   2.7500000000
  1         428,376.72   6.1637261357   5.9137261357      336       24    5.0000000000   2.0000000000   2.7500000000
  1       1,284,687.82   6.1451267281   5.8951267281      337       23    5.0000000000   2.0000000000   2.7500000000
  1      13,846,453.70   6.0423848537   5.7923848537      346       14    5.0000000000   2.0000000000   2.7500000000
  1      87,485,044.57   6.1508215899   5.9008215899      352        8    5.0000000000   2.0000000000   2.7490614532
  1      83,021,733.09   6.3163169270   6.0663169270      357        3    5.0000000000   2.0000000000   2.7500000000
  1         631,633.12   6.7072271954   6.4572271954      310       50    5.0000000000   2.0000000000   2.7500000000
  1         628,176.37   6.0730070322   5.8230070322      316       44    5.0000000000   2.0000000000   2.2500000000
  1         377,087.60   6.0000000000   5.7500000000      346       14    5.0000000000   2.0000000000   2.2500000000
  1         645,705.15   6.3368310617   6.0868310617      357        3    5.0000000000   2.0000000000   2.2500000000
  1         665,016.23   6.2840489171   6.0340489171      311       49    5.0000000000   2.0000000000   2.2500000000
  1       9,708,076.07   6.1855826400   5.9355826400      353        7    5.0000000000   2.0000000000   2.2500000000
  1      19,052,326.67   6.2651706602   6.0151706602      357        3    5.0000000000   2.0000000000   2.2500000000
  1         398,900.00   6.3750000000   6.1250000000      348       12    5.0000000000   2.0000000000   2.2500000000
  1      21,826,354.61   6.1386519204   5.8886519204      353        7    5.0000000000   2.0000000000   2.2500000000
  1      49,586,396.16   6.2913008527   6.0413008527      357        3    5.0000000000   2.0000000000   2.2500000000
  1       1,006,495.74   7.7425146852   7.4925146852      292       68    5.0000000000   2.0000000000   2.7500000000
  1         319,337.79   6.0000000000   5.7500000000      326       34    5.0000000000   2.0000000000   2.7500000000
  1         391,091.20   6.0000000000   5.7500000000      336       24    5.0000000000   2.0000000000   2.7500000000
  1         637,642.34   6.1435267575   5.8935267575      337       23    5.0000000000   2.0000000000   2.7500000000
  1         804,465.07   6.2556845259   6.0056845259      347       13    5.0000000000   2.0000000000   2.7500000000
  1       1,711,454.75   6.1411538181   5.8911538181      353        7    5.0000000000   2.0000000000   2.7500000000
  1       1,446,182.06   6.5639149022   6.3139149022      357        3    5.0000000000   2.0000000000   2.6459381919
  1         602,058.52   7.7116621633   7.4616621633      288       72    5.0000000000   2.0000000000   2.7500000000
  1       6,925,190.99   6.1598701278   5.9098701278      353        7    5.0000000000   2.0000000000   2.7500000000
  1       5,684,445.41   6.3430560898   6.0930560898      358        2    5.0000000000   2.0000000000   2.7500000000
  1         246,905.00   6.0000000000   5.7500000000      326       34    5.0000000000   2.0000000000   2.7500000000
  1         247,000.00   6.2500000000   6.0000000000      336       24    5.0000000000   2.0000000000   2.7500000000
  1       2,423,605.09   6.0131108540   5.7631108540      337       23    5.0000000000   2.0000000000   2.7500000000
  1       3,424,830.86   6.0825754889   5.8325754889      346       14    5.0000000000   2.0000000000   2.7500000000
  1      19,265,066.07   6.1431987543   5.8931987543      352        8    5.0000000000   2.0000000000   2.7500000000
  1      17,386,322.97   6.3544742420   6.1044742420      358        2    5.0000000000   2.0000000000   2.7500000000

                                       ORIGINAL    CUT-OFF    PAYMENT
            RATE            RATE       INTEREST    MONTHS      RESET
GROUP      CEILING         FLOOR       ONLY TERM   TO ROLL   FREQUENCY     INDEX
-----   -------------   ------------   ---------   -------   ---------   ----------

  1     11.2500000000   2.7500000000        0        18         12       1 YR CMT
  1     11.7148842517   2.7500000000        0         4         12       1 YR CMT
  1     11.2500000000   2.7500000000        0        37         12       1 YR CMT
  1     11.0000000000   2.7500000000        0        47         12       1 YR CMT
  1     11.1050898615   2.7500000000        0        52         12       1 YR CMT
  1     11.4442946691   2.7500000000        0        58         12       1 YR CMT
  1     11.9195483698   2.7500000000        0         9         12       1 YR CMT
  1     11.0000000000   2.7500000000      120        48         12       1 YR CMT
  1     11.1366620498   2.7500000000      120        52         12       1 YR CMT
  1     11.3277673523   2.7500000000      120        58         12       1 YR CMT
  1     11.1075005255   2.7500000000       60        16         12       1 YR CMT
  1     11.3750000000   2.7500000000       60         4         12       1 YR CMT
  1     11.1637261357   2.7500000000       60        36         12       1 YR CMT
  1     11.1451267281   2.7500000000       60        37         12       1 YR CMT
  1     11.0423848537   2.7500000000       60        46         12       1 YR CMT
  1     11.1508215899   2.7490614532       60        52         12       1 YR CMT
  1     11.3163169270   2.7500000000       60        57         12       1 YR CMT
  1     11.7072271954   2.7500000000       60        10         12       1 YR CMT
  1     11.0730070322   2.2500000000        0        16         12       1 YR LIBOR
  1     11.0000000000   2.2500000000        0        46         12       1 YR LIBOR
  1     11.3368310617   2.2500000000        0        57         12       1 YR LIBOR
  1     11.2840489171   2.2500000000        0        11         12       1 YR LIBOR
  1     11.1855826400   2.2500000000      120        53         12       1 YR LIBOR
  1     11.2651706602   2.2500000000      120        57         12       1 YR LIBOR
  1     11.3750000000   2.2500000000       60        48         12       1 YR LIBOR
  1     11.1386519204   2.2500000000       60        53         12       1 YR LIBOR
  1     11.2913008527   2.2500000000       60        57         12       1 YR LIBOR
  1     12.7425146852   2.7500000000        0        16         12       1 YR CMT
  1     11.0000000000   2.7500000000        0        50         12       1 YR CMT
  1     11.0000000000   2.7500000000        0        60         12       1 YR CMT
  1     11.1435267575   2.7500000000        0        61         12       1 YR CMT
  1     11.2556845259   2.7500000000        0        71         12       1 YR CMT
  1     11.1411538181   2.7500000000        0        77         12       1 YR CMT
  1     11.5639149022   2.6459381919        0        81         12       1 YR CMT
  1     12.7116621633   2.7500000000        0        12         12       1 YR CMT
  1     11.1598701278   2.7500000000      120        77         12       1 YR CMT
  1     11.3430560898   2.7500000000      120        82         12       1 YR CMT
  1     11.0000000000   2.7500000000       84        50         12       1 YR CMT
  1     11.2500000000   2.7500000000       84        60         12       1 YR CMT
  1     11.0131108540   2.7500000000       84        61         12       1 YR CMT
  1     11.0825754889   2.7500000000       84        70         12       1 YR CMT
  1     11.1431987543   2.7500000000       84        76         12       1 YR CMT
  1     11.3544742420   2.7500000000       84        82         12       1 YR CMT

                                                                               4

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

                         BAFC 2006-G REPLINES (GROUP 2)

                                                        CUT-OFF
           CUT-OFF         CURRENT      CURRENT NET    REMAINING
            UNPAID         MORTGAGE       MORTGAGE      TERM TO
          PRINCIPAL        INTEREST       INTEREST      STATED     LOAN     INITIAL        PERIODIC        GROSS
GROUP      BALANCE           RATE           RATE       MATURITY    AGE      RATE CAP       RATE CAP        MARGIN
-----   --------------   ------------   ------------   ---------   ----   ------------   ------------   ------------

  2       3,569,008.13   5.9307422802   5.6807422802      348       12    5.0000000000   2.0000000000   2.7500000000
  2      36,526,683.38   6.0626624409   5.8126624409      352        8    5.0000000000   2.0000000000   2.7500000000
  2      14,411,784.91   6.3627502641   6.1127502641      357        3    5.0000000000   2.0000000000   2.7500000000
  2      30,724,998.25   5.8978967786   5.6478967786      348       12    5.0000000000   2.0000000000   2.7500000000
  2     378,570,388.06   6.0425480791   5.7925480791      352        8    5.0000000000   2.0000000000   2.7500000000
  2     164,983,596.58   6.3188653848   6.0688653848      357        3    5.0000000000   2.0000000000   2.7500000000
  2         330,257.51   5.0000000000   4.7500000000      337       23    5.0000000000   2.0000000000   2.7500000000
  2         393,370.77   5.6250000000   5.3750000000      345       15    6.0000000000   2.0000000000   2.7500000000
  2       2,450,835.97   6.0043616791   5.7543616791      321       39    6.0000000000   2.0000000000   2.7500000000
  2       1,189,358.93   5.6250000000   5.3750000000      352        8    6.0000000000   2.0000000000   2.7500000000
  2       6,583,239.42   5.4962133410   5.2462133410      351        9    6.0000000000   2.0000000000   2.7500000000
  2       3,109,514.45   5.4364114729   5.1864114729      347       13    6.0000000000   2.0000000000   2.7500000000
  2       9,961,822.39   5.5358772506   5.2858772506      351        9    6.0000000000   2.0000000000   2.7500000000
  2         840,000.00   5.6250000000   5.3750000000      355        5    6.0000000000   2.0000000000   2.7500000000
  2         360,000.00   4.7500000000   4.5000000000      348       12    6.0000000000   2.0000000000   2.7500000000
  2       1,270,947.02   5.5895416966   5.3395416966      350       10    6.0000000000   2.0000000000   2.7500000000
  2       2,051,286.65   5.1268409214   4.8768409214      350       10    6.0000000000   2.0000000000   2.2500000000
  2         279,200.00   5.1250000000   4.8750000000      283       17    5.0000000000   2.0000000000   2.7500000000
  2       2,459,816.61   5.8970119956   5.6470119956      316       44    5.0000000000   2.0000000000   2.7500000000
  2         510,208.44   4.6467743360   4.3967743360      321       39    5.0000000000   2.0000000000   2.7500000000
  2       1,933,083.87   6.3134697339   6.0634697339      298       62    5.0000000000   2.0000000000   2.7500000000
  2         633,416.93   5.1534670221   4.9034670221      339       21    5.0000000000   2.0000000000   2.7500000000
  2       5,214,509.49   5.9545237432   5.7045237432      347       13    5.0000000000   2.0000000000   2.7500000000
  2      18,829,950.86   5.9877946561   5.7377946561      353        7    5.0000000000   2.0000000000   2.7500000000
  2       8,715,887.42   5.6359274203   5.3859274203      356        4    5.0000000000   2.0000000000   2.7500000000
  2       1,724,907.92   6.6628367335   6.4128367335      308       52    5.0000000000   2.0000000000   2.7500000000
  2       1,808,339.08   5.7192546523   5.4692546523      347       13    5.0000000000   2.0000000000   2.7500000000
  2      81,551,114.17   5.9378666236   5.6878666236      352        8    5.0000000000   2.0000000000   2.7500000000
  2      34,342,803.33   5.6820468468   5.4320468468      357        3    5.0000000000   2.0000000000   2.7500000000
  2         244,000.00   5.8750000000   5.6250000000      346       14    5.0000000000   2.0000000000   2.7500000000
  2       1,855,525.35   5.6325070889   5.3825070889      316       44    5.0000000000   2.0000000000   2.7500000000
  2         844,873.05   5.4623663505   5.2123663505      320       40    5.0000000000   2.0000000000   2.7500000000
  2         585,851.05   6.2640455176   6.0140455176      305       55    5.0000000000   2.0000000000   2.7500000000
  2       2,232,709.39   4.9616317392   4.7116317392      328       32    5.0000000000   2.0000000000   2.7500000000
  2       7,108,398.30   5.4080039926   5.1580039926      335       25    5.0000000000   2.0000000000   2.7500000000
  2      15,922,044.86   5.2311501393   4.9811501393      339       21    5.0000000000   2.0000000000   2.7500000000
  2     123,913,302.52   5.4749587881   5.2249587881      346       14    5.0000000000   2.0000000000   2.7500000000
  2     270,947,803.19   5.9464462899   5.6964462899      352        8    5.0000000000   2.0000000000   2.7496567879
  2      57,099,533.73   5.7752582627   5.5252582627      357        3    5.0000000000   2.0000000000   2.7500000000
  2         308,000.00   5.3750000000   5.1250000000      312       48    5.0000000000   2.0000000000   2.7500000000
  2         592,220.89   5.1250000000   4.8750000000      315       45    5.0000000000   2.0000000000   2.2500000000
  2         377,077.48   5.8750000000   5.6250000000      323       37    5.0000000000   2.0000000000   2.2500000000
  2         326,218.57   5.8750000000   5.6250000000      336       24    5.0000000000   2.0000000000   2.2500000000
  2         341,805.61   5.8750000000   5.6250000000      338       22    5.0000000000   2.0000000000   2.2500000000
  2       1,935,481.33   5.9941450882   5.7441450882      347       13    5.0000000000   2.0000000000   2.2500000000
  2      10,659,369.68   5.9615770488   5.7115770488      352        8    5.0000000000   2.0000000000   2.2500000000
  2         549,655.78   5.8750000000   5.6250000000      355        5    5.0000000000   2.0000000000   2.2500000000
  2         649,057.00   5.6926540639   5.4426540639      311       49    5.0000000000   2.0000000000   2.2500000000
  2         475,700.57   5.2500000000   5.0000000000      348       12    5.0000000000   2.0000000000   2.2500000000
  2      28,631,700.50   5.9251291414   5.6751291414      352        8    5.0000000000   2.0000000000   2.2500000000
  2       9,778,776.45   5.7182560278   5.4682560278      357        3    5.0000000000   2.0000000000   2.2500000000
  2         179,250.00   5.8750000000   5.6250000000      348       12    5.0000000000   2.0000000000   2.2500000000
  2     124,773,547.26   5.9759417659   5.7259417659      352        8    5.0000000000   2.0000000000   2.2525125518
  2      24,716,518.43   5.8499171740   5.5999171740      356        4    5.0000000000   2.0000000000   2.2500000000
  2         555,182.45   6.6250000000   6.3750000000      306       54    5.0000000000   2.0000000000   2.7500000000
  2         761,982.08   5.8750000000   5.6250000000      319       41    5.0000000000   2.0000000000   2.7500000000
  2         753,605.66   5.8750000000   5.6250000000      326       34    5.0000000000   2.0000000000   2.7500000000
  2         600,007.76   5.9603812562   5.7103812562      337       23    5.0000000000   2.0000000000   2.7500000000
  2       5,233,009.08   5.9506061788   5.7006061788      346       14    5.0000000000   2.0000000000   2.7500000000
  2       7,862,978.78   6.0817589207   5.8317589207      353        7    5.0000000000   2.0000000000   2.7500000000
  2         511,908.19   7.5000000000   7.2500000000      288       72    5.0000000000   2.0000000000   2.7500000000
  2      23,232,664.83   6.0069032978   5.7569032978      353        7    5.0000000000   2.0000000000   2.7500000000
  2       2,659,495.60   5.9165703146   5.6665703146      357        3    5.0000000000   2.0000000000   2.7500000000
  2       1,000,000.00   6.0000000000   5.7500000000      318       42    5.0000000000   2.0000000000   2.7500000000
  2       1,577,782.23   5.8750000000   5.6250000000      327       33    5.0000000000   2.0000000000   2.7500000000
  2       1,305,882.50   5.9180743195   5.6680743195      336       24    5.0000000000   2.0000000000   2.7500000000
  2       3,542,264.99   5.8750000000   5.6250000000      338       22    5.0000000000   2.0000000000   2.7500000000
  2      26,348,464.40   5.9012574290   5.6512574290      346       14    5.0000000000   2.0000000000   2.7500000000
  2      77,141,042.58   6.0126615036   5.7626615036      352        8    5.0000000000   2.0000000000   2.7500000000
  2       6,606,294.83   5.7594315649   5.5094315649      357        3    5.0000000000   2.0000000000   2.7500000000

                                       ORIGINAL    CUT-OFF    PAYMENT
            RATE            RATE       INTEREST    MONTHS      RESET
GROUP      CEILING         FLOOR       ONLY TERM   TO ROLL   FREQUENCY     INDEX
-----   -------------   ------------   ---------   -------   ---------   ----------

  2     10.9307422802   2.7500000000        0        108        12       1 YR CMT
  2     11.0626624409   2.7500000000        0        112        12       1 YR CMT
  2     11.3627502641   2.7500000000        0        117        12       1 YR CMT
  2     10.8978967786   2.7500000000      120        108        12       1 YR CMT
  2     11.0425480791   2.7500000000      120        112        12       1 YR CMT
  2     11.3188653848   2.7500000000      120        117        12       1 YR CMT
  2     10.0000000000   2.7500000000        0         13        12       1 YR CMT
  2     11.6250000000   2.7500000000        0         21        12       1 YR CMT
  2     11.1292412100   2.7500000000        0          5        12       1 YR CMT
  2     11.6250000000   2.7500000000        0         28        12       1 YR CMT
  2     11.4962133410   2.7500000000      120         27        12       1 YR CMT
  2     11.4364114729   2.7500000000       36         23        12       1 YR CMT
  2     11.5358772506   2.7500000000       36         27        12       1 YR CMT
  2     11.6250000000   2.7500000000       36         31        12       1 YR CMT
  2     10.7500000000   2.7500000000       60         24        12       1 YR CMT
  2     11.5895416966   2.7500000000       60         26        12       1 YR CMT
  2     11.1268409214   2.2500000000       36         26        12       1 YR LIBOR
  2     10.1250000000   2.7500000000       60         43        12       1 YR CMT
  2     10.8970119956   2.7500000000        0         16        12       1 YR CMT
  2      9.6467743360   2.7500000000        0         21        12       1 YR CMT
  2     11.7358814584   2.7500000000        0          3        12       1 YR CMT
  2     10.1534670221   2.7500000000        0         39        12       1 YR CMT
  2     10.9545237432   2.7500000000        0         47        12       1 YR CMT
  2     10.9877946561   2.7500000000        0         53        12       1 YR CMT
  2     10.6359274203   2.7500000000        0         56        12       1 YR CMT
  2     11.6628367335   2.7500000000        0          8        12       1 YR CMT
  2     10.7192546523   2.7500000000      120         47        12       1 YR CMT
  2     10.9378666236   2.7486496924      120         52        12       1 YR CMT
  2     10.6820468468   2.7500000000      120         57        12       1 YR CMT
  2     10.8750000000   2.7500000000       59         46        12       1 YR CMT
  2     10.6325070889   2.8039629882       60         16        12       1 YR CMT
  2     10.4623663505   2.8853753679       60         20        12       1 YR CMT
  2     11.2640455176   2.7500000000       60          5        12       1 YR CMT
  2      9.9616317392   2.7500000000       60         28        12       1 YR CMT
  2     10.4080039926   2.7500000000       60         35        12       1 YR CMT
  2     10.2311501393   2.7500000000       60         39        12       1 YR CMT
  2     10.4749587881   2.7500000000       60         46        12       1 YR CMT
  2     10.9464462899   2.7496567879       60         52        12       1 YR CMT
  2     10.7752582627   2.7500000000       60         57        12       1 YR CMT
  2     10.3750000000   5.3750000000       60         12        12       1 YR CMT
  2     10.1250000000   2.2500000000        0         15        12       1 YR LIBOR
  2     10.8750000000   2.2500000000        0         23        12       1 YR LIBOR
  2     10.8750000000   2.2500000000        0         36        12       1 YR LIBOR
  2     10.8750000000   2.2500000000        0         38        12       1 YR LIBOR
  2     10.9941450882   2.2500000000        0         47        12       1 YR LIBOR
  2     10.9615770488   2.2500000000        0         52        12       1 YR LIBOR
  2     10.8750000000   2.2500000000        0         55        12       1 YR LIBOR
  2     10.6926540639   2.2500000000        0         11        12       1 YR LIBOR
  2     10.2500000000   2.2500000000      120         48        12       1 YR LIBOR
  2     10.9251291414   2.2674631612      120         52        12       1 YR LIBOR
  2     10.7182560278   2.2500000000      120         57        12       1 YR LIBOR
  2     10.8750000000   2.2500000000       60         48        12       1 YR LIBOR
  2     10.9759417659   2.2525125518       60         52        12       1 YR LIBOR
  2     10.8499171740   2.2500000000       60         56        12       1 YR LIBOR
  2     11.6250000000   2.7500000000        0         30        12       1 YR CMT
  2     10.8750000000   2.7500000000        0         43        12       1 YR CMT
  2     10.8750000000   2.7500000000        0         50        12       1 YR CMT
  2     10.9603812562   2.7500000000        0         61        12       1 YR CMT
  2     10.9506061788   2.7500000000        0         70        12       1 YR CMT
  2     11.0817589207   2.7500000000        0         77        12       1 YR CMT
  2     12.5000000000   2.7500000000        0         12        12       1 YR CMT
  2     11.0069032978   2.7500000000      120         77        12       1 YR CMT
  2     10.9165703146   2.7500000000      120         81        12       1 YR CMT
  2     11.0000000000   2.7500000000       84         42        12       1 YR CMT
  2     10.8750000000   2.7500000000       84         51        12       1 YR CMT
  2     10.9180743195   2.7500000000       84         60        12       1 YR CMT
  2     10.8750000000   2.7500000000       84         62        12       1 YR CMT
  2     10.9012574290   2.7500000000       84         70        12       1 YR CMT
  2     11.0126615036   2.7453939913       84         76        12       1 YR CMT
  2     10.7594315649   2.7500000000       84         81        12       1 YR CMT

                                                                               5

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

                         BAFC 2006-G REPLINES (GROUP 3)

                                                        CUT-OFF
           CUT-OFF         CURRENT      CURRENT NET    REMAINING
            UNPAID         MORTGAGE       MORTGAGE      TERM TO
          PRINCIPAL        INTEREST       INTEREST      STATED     LOAN     INITIAL        PERIODIC        GROSS
GROUP      BALANCE           RATE           RATE       MATURITY    AGE      RATE CAP       RATE CAP        MARGIN
-----   --------------   ------------   ------------   ---------   ----   ------------   ------------   ------------

  3       4,837,337.10   5.9138515605   5.6638515605      348       12    5.0000000000   2.0000000000   2.7500000000
  3      18,261,898.48   6.0414187254   5.7914187254      352        8    5.0000000000   2.0000000000   2.7500000000
  3       7,062,103.04   6.2061296574   5.9561296574      358        2    5.0000000000   2.0000000000   2.7500000000
  3      25,744,746.45   5.9054660005   5.6554660005      348       12    5.0000000000   2.0000000000   2.7500000000
  3     270,190,089.39   6.0751984038   5.8251984038      352        8    5.0000000000   2.0000000000   2.7500000000
  3     126,091,805.23   6.4128168279   6.1628168279      357        3    5.0000000000   2.0000000000   2.7500000000

                                       ORIGINAL    CUT-OFF    PAYMENT
            RATE            RATE       INTEREST    MONTHS      RESET
GROUP      CEILING         FLOOR       ONLY TERM   TO ROLL   FREQUENCY     INDEX
-----   -------------   ------------   ---------   -------   ---------   ----------

  3     10.9138515605   2.7500000000        0        108        12       1 YR CMT
  3     11.0414187254   2.7500000000        0        112        12       1 YR CMT
  3     11.2061296574   2.7500000000        0        118        12       1 YR CMT
  3     10.9054660005   2.7500000000      120        108        12       1 YR CMT
  3     11.0751984038   2.7500000000      120        112        12       1 YR CMT
  3     11.4128168279   2.7500000000      120        117        12       1 YR CMT

                                                                               6

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

                    ASSUMPTIONS RELATING TO DECREMENT TABLES

The tables set forth on the following pages have been prepared on the basis of the following assumptions (the "Modeling Assumptions"):

(a) each Loan Group consists of the hypothetical mortgage loans whose characteristics are presented in the replines on the previous page;

(b) the initial class balances and pass-through rates for the Offered
Certificates are as set forth or described in the tables beginning on page 4 of the Term Sheet distributed on July 26, 2006;

(c) there are no Net Interest Shortfalls, Relief Act Reductions, delinquencies or Realized Losses with respect to the Mortgage Loans;

(d) scheduled payments of principal and interest with respect to the Mortgage
Loans are received on the applicable due date beginning on August 1, 2006;

(e) prepayments are received, together with a 30 days' interest thereon, on the last day of each month beginning in July 2006;

(f) the Mortgage Loans prepay at the indicated percentages of CPR;

(g) optional termination of the Trust does not occur;

(h) no Mortgage Loans are required to be repurchased from the Trust and no
Mortgage Loans are substituted for the Mortgage Loans included in the Trust on the Closing Date;

(i) the Certificates are issued on the Closing Date;

(j) cash payments on the Certificates are received on the 20th day of each month beginning in August 2006 in accordance with the priorities and amounts described in this prospectus supplement under "Description of the Certificates";

(k) One-Year LIBOR remains constant at 5.660% per annum; and

(l) One-Year CMT remains constant at 5.212% per annum.

                                                                               7

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                               CLASS 1-A-1
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100      89      79      74      68      58      47
July 20, 2008              100      80      62      54      46      33      21
July 20, 2009              100      71      49      39      31      17       8
July 20, 2010              100      64      39      30      23      12       6
July 20, 2011               99      56      31      22      16       7       3
July 20, 2012               98      50      24      17      11       4       1
July 20, 2013               97      44      19      12       8       3       *
July 20, 2014               96      39      15       9       5       1       *
July 20, 2015               94      35      12       7       4       1       0
July 20, 2016               93      31       9       5       2       *       0
July 20, 2017               90      27       7       4       2       0       0
July 20, 2018               88      24       6       3       1       0       0
July 20, 2019               85      21       4       2       1       0       0
July 20, 2020               83      18       3       1       *       0       0
July 20, 2021               80      16       3       1       *       0       0
July 20, 2022               76      14       2       *       0       0       0
July 20, 2023               73      12       1       *       0       0       0
July 20, 2024               69      10       1       *       0       0       0
July 20, 2025               65       9       1       0       0       0       0
July 20, 2026               60       7       *       0       0       0       0
July 20, 2027               55       6       *       0       0       0       0
July 20, 2028               50       5       *       0       0       0       0
July 20, 2029               45       4       0       0       0       0       0
July 20, 2030               39       3       0       0       0       0       0
July 20, 2031               33       2       0       0       0       0       0
July 20, 2032               27       2       0       0       0       0       0
July 20, 2033               20       1       0       0       0       0       0
July 20, 2034               12       *       0       0       0       0       0
July 20, 2035                5       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    20.83    7.89    4.19    3.29    2.66    1.85    1.33
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                               8

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                       CLASS 2-A-1 AND CLASS 2-A-5
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100      89      79      74      68      58      47
July 20, 2008              100      80      62      54      46      33      21
July 20, 2009              100      71      48      39      31      17       8
July 20, 2010               99      63      39      30      23      12       6
July 20, 2011               99      56      31      22      16       7       3
July 20, 2012               98      50      24      17      11       4       1
July 20, 2013               97      44      19      12       8       3       *
July 20, 2014               96      39      15       9       5       1       *
July 20, 2015               95      35      12       7       4       1       0
July 20, 2016               94      31      10       5       2       *       0
July 20, 2017               91      27       7       4       2       0       0
July 20, 2018               89      24       6       3       1       0       0
July 20, 2019               86      21       5       2       1       0       0
July 20, 2020               84      18       4       1       *       0       0
July 20, 2021               80      16       3       1       *       0       0
July 20, 2022               77      14       2       *       0       0       0
July 20, 2023               73      12       1       *       0       0       0
July 20, 2024               70      10       1       *       0       0       0
July 20, 2025               65       9       1       0       0       0       0
July 20, 2026               61       7       *       0       0       0       0
July 20, 2027               56       6       *       0       0       0       0
July 20, 2028               50       5       *       0       0       0       0
July 20, 2029               45       4       0       0       0       0       0
July 20, 2030               39       3       0       0       0       0       0
July 20, 2031               33       2       0       0       0       0       0
July 20, 2032               26       2       0       0       0       0       0
July 20, 2033               19       1       0       0       0       0       0
July 20, 2034               11       *       0       0       0       0       0
July 20, 2035                3       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    20.89    7.91    4.19    3.29    2.66    1.85    1.33
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                               9

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                               CLASS 2-A-2
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100      78      57      46      36      15       0
July 20, 2008              100      59      23       6       0       0       0
July 20, 2009               99      42       0       0       0       0       0
July 20, 2010               99      26       0       0       0       0       0
July 20, 2011               98      11       0       0       0       0       0
July 20, 2012               96       0       0       0       0       0       0
July 20, 2013               95       0       0       0       0       0       0
July 20, 2014               93       0       0       0       0       0       0
July 20, 2015               91       0       0       0       0       0       0
July 20, 2016               87       0       0       0       0       0       0
July 20, 2017               83       0       0       0       0       0       0
July 20, 2018               78       0       0       0       0       0       0
July 20, 2019               72       0       0       0       0       0       0
July 20, 2020               67       0       0       0       0       0       0
July 20, 2021               60       0       0       0       0       0       0
July 20, 2022               54       0       0       0       0       0       0
July 20, 2023               46       0       0       0       0       0       0
July 20, 2024               38       0       0       0       0       0       0
July 20, 2025               30       0       0       0       0       0       0
July 20, 2026               20       0       0       0       0       0       0
July 20, 2027               10       0       0       0       0       0       0
July 20, 2028                0       0       0       0       0       0       0
July 20, 2029                0       0       0       0       0       0       0
July 20, 2030                0       0       0       0       0       0       0
July 20, 2031                0       0       0       0       0       0       0
July 20, 2032                0       0       0       0       0       0       0
July 20, 2033                0       0       0       0       0       0       0
July 20, 2034                0       0       0       0       0       0       0
July 20, 2035                0       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    15.67    2.66    1.28    0.99    0.81    0.57    0.42
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                              10

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                               CLASS 2-A-3
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100     100     100     100     100     100      88
July 20, 2008              100     100     100     100      84      36       0
July 20, 2009              100     100      92      59      29       0       0
July 20, 2010              100     100      57      26       *       0       0
July 20, 2011              100     100      29       0       0       0       0
July 20, 2012              100      97       7       0       0       0       0
July 20, 2013              100      77       0       0       0       0       0
July 20, 2014              100      60       0       0       0       0       0
July 20, 2015              100      45       0       0       0       0       0
July 20, 2016              100      30       0       0       0       0       0
July 20, 2017              100      17       0       0       0       0       0
July 20, 2018              100       5       0       0       0       0       0
July 20, 2019              100       0       0       0       0       0       0
July 20, 2020              100       0       0       0       0       0       0
July 20, 2021              100       0       0       0       0       0       0
July 20, 2022              100       0       0       0       0       0       0
July 20, 2023              100       0       0       0       0       0       0
July 20, 2024              100       0       0       0       0       0       0
July 20, 2025              100       0       0       0       0       0       0
July 20, 2026              100       0       0       0       0       0       0
July 20, 2027              100       0       0       0       0       0       0
July 20, 2028               98       0       0       0       0       0       0
July 20, 2029               79       0       0       0       0       0       0
July 20, 2030               58       0       0       0       0       0       0
July 20, 2031               36       0       0       0       0       0       0
July 20, 2032               13       0       0       0       0       0       0
July 20, 2033                0       0       0       0       0       0       0
July 20, 2034                0       0       0       0       0       0       0
July 20, 2035                0       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    24.34    8.81    4.36    3.39    2.71    1.85   1.37
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                              11

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                               CLASS 2-A-4
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100     100     100     100     100     100     100
July 20, 2008              100     100     100     100     100     100      93
July 20, 2009              100     100     100     100     100      77      35
July 20, 2010              100     100     100     100     100      54      26
July 20, 2011              100     100     100      99      70      32      13
July 20, 2012              100     100     100      74      49      19       6
July 20, 2013              100     100      86      55      34      11       2
July 20, 2014              100     100      68      41      23       6       *
July 20, 2015              100     100      54      30      16       3       0
July 20, 2016              100     100      42      22      11       1       0
July 20, 2017              100     100      33      16       7       0       0
July 20, 2018              100     100      26      12       4       0       0
July 20, 2019              100      93      20       8       2       0       0
July 20, 2020              100      81      16       5       1       0       0
July 20, 2021              100      70      12       3       *       0       0
July 20, 2022              100      61       9       2       0       0       0
July 20, 2023              100      52       6       1       0       0       0
July 20, 2024              100      45       4       *       0       0       0
July 20, 2025              100      38       3       0       0       0       0
July 20, 2026              100      32       2       0       0       0       0
July 20, 2027              100      27       1       0       0       0       0
July 20, 2028              100      22       *       0       0       0       0
July 20, 2029              100      18       0       0       0       0       0
July 20, 2030              100      14       0       0       0       0       0
July 20, 2031              100      10       0       0       0       0       0
July 20, 2032              100       7       0       0       0       0       0
July 20, 2033               84       4       0       0       0       0       0
July 20, 2034               50       1       0       0       0       0       0
July 20, 2035               14       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    28.00   18.26   10.34    8.18    6.66    4.63    3.27
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                              12

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                CLASS 3-A-1, CLASS 3-A-2 AND CLASS 3-A-5
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100      89      79      74      68      58      47
July 20, 2008              100      80      62      54      46      33      21
July 20, 2009              100      71      49      39      31      17       8
July 20, 2010              100      64      39      30      23      12       6
July 20, 2011               99      57      31      22      16       7       3
July 20, 2012               99      50      25      17      11       4       1
July 20, 2013               99      45      20      13       8       3       *
July 20, 2014               99      41      16       9       5       1       *
July 20, 2015               99      36      13       7       4       1       0
July 20, 2016               98      32      10       5       3       *       0
July 20, 2017               95      28       8       4       2       0       0
July 20, 2018               93      25       6       3       1       0       0
July 20, 2019               90      22       5       2       1       0       0
July 20, 2020               87      19       4       1       *       0       0
July 20, 2021               84      17       3       1       *       0       0
July 20, 2022               81      14       2       *       0       0       0
July 20, 2023               77      12       1       *       0       0       0
July 20, 2024               73      11       1       *       0       0       0
July 20, 2025               68       9       1       0       0       0       0
July 20, 2026               64       8       *       0       0       0       0
July 20, 2027               59       6       *       0       0       0       0
July 20, 2028               53       5       *       0       0       0       0
July 20, 2029               47       4       0       0       0       0       0
July 20, 2030               42       3       0       0       0       0       0
July 20, 2031               35       2       0       0       0       0       0
July 20, 2032               28       2       0       0       0       0       0
July 20, 2033               21       1       0       0       0       0       0
July 20, 2034               13       *       0       0       0       0       0
July 20, 2035                4       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    21.59    8.06    4.22    3.31    2.67    1.85    1.33
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                              13

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                               CLASS 3-A-3
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100      86      72      65      58      44      30
July 20, 2008              100      73      50      39      29      11       0
July 20, 2009              100      62      32      19       9       0       0
July 20, 2010               99      52      19       7       0       0       0
July 20, 2011               99      43       9       0       0       0       0
July 20, 2012               99      34       *       0       0       0       0
July 20, 2013               99      27       0       0       0       0       0
July 20, 2014               99      21       0       0       0       0       0
July 20, 2015               99      16       0       0       0       0       0
July 20, 2016               97      11       0       0       0       0       0
July 20, 2017               94       5       0       0       0       0       0
July 20, 2018               91       1       0       0       0       0       0
July 20, 2019               87       0       0       0       0       0       0
July 20, 2020               83       0       0       0       0       0       0
July 20, 2021               79       0       0       0       0       0       0
July 20, 2022               74       0       0       0       0       0       0
July 20, 2023               69       0       0       0       0       0       0
July 20, 2024               64       0       0       0       0       0       0
July 20, 2025               58       0       0       0       0       0       0
July 20, 2026               52       0       0       0       0       0       0
July 20, 2027               45       0       0       0       0       0       0
July 20, 2028               38       0       0       0       0       0       0
July 20, 2029               30       0       0       0       0       0       0
July 20, 2030               23       0       0       0       0       0       0
July 20, 2031               14       0       0       0       0       0       0
July 20, 2032                5       0       0       0       0       0       0
July 20, 2033                0       0       0       0       0       0       0
July 20, 2034                0       0       0       0       0       0       0
July 20, 2035                0       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    19.50    4.82    2.31    1.79    1.44    1.00    0.74
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                              14

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                               CLASS 3-A-4
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100     100     100     100     100     100     100
July 20, 2008              100     100     100     100     100     100      86
July 20, 2009              100     100     100     100     100      72      32
July 20, 2010              100     100     100     100      93      50      24
July 20, 2011              100     100     100      92      65      30      12
July 20, 2012              100     100     100      69      46      18       5
July 20, 2013              100     100      81      52      32      10       2
July 20, 2014              100     100      65      39      22       6       *
July 20, 2015              100     100      52      29      16       3       0
July 20, 2016              100     100      41      21      10       1       0
July 20, 2017              100     100      32      16       7       0       0
July 20, 2018              100     100      25      11       4       0       0
July 20, 2019              100      90      19       8       2       0       0
July 20, 2020              100      78      15       5       1       0       0
July 20, 2021              100      68      11       3       *       0       0
July 20, 2022              100      59       8       2       0       0       0
July 20, 2023              100      51       6       1       0       0       0
July 20, 2024              100      44       4       *       0       0       0
July 20, 2025              100      37       3       0       0       0       0
July 20, 2026              100      31       2       0       0       0       0
July 20, 2027              100      26       1       0       0       0       0
July 20, 2028              100      21       *       0       0       0       0
July 20, 2029              100      17       0       0       0       0       0
July 20, 2030              100      14       0       0       0       0       0
July 20, 2031              100      10       0       0       0       0       0
July 20, 2032              100       7       0       0       0       0       0
July 20, 2033               86       4       0       0       0       0       0
July 20, 2034               53       2       0       0       0       0       0
July 20, 2035               17       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    28.08   18.12   10.16    8.00    6.49    4.49    3.17
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                              15

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                                CLASS M-1
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100     100     100     100     100     100     100
July 20, 2008              100     100     100     100     100     100     100
July 20, 2009              100     100     100     100     100     100     100
July 20, 2010              100     100      82      63      48      26      12
July 20, 2011              100     100      65      47      33      15       0
July 20, 2012              100     100      52      35      23       8       0
July 20, 2013              100      94      41      26      16       0       0
July 20, 2014              100      83      33      19      11       0       0
July 20, 2015              100      74      26      14       3       0       0
July 20, 2016              100      66      20      11       0       0       0
July 20, 2017              100      58      16       3       0       0       0
July 20, 2018              100      51      12       0       0       0       0
July 20, 2019              100      45      10       0       0       0       0
July 20, 2020              100      39       1       0       0       0       0
July 20, 2021              100      34       0       0       0       0       0
July 20, 2022              100      29       0       0       0       0       0
July 20, 2023              100      25       0       0       0       0       0
July 20, 2024              100      21       0       0       0       0       0
July 20, 2025              100      18       0       0       0       0       0
July 20, 2026              100      15       0       0       0       0       0
July 20, 2027              100      13       0       0       0       0       0
July 20, 2028              100      10       0       0       0       0       0
July 20, 2029               95       5       0       0       0       0       0
July 20, 2030               83       0       0       0       0       0       0
July 20, 2031               70       0       0       0       0       0       0
July 20, 2032               56       0       0       0       0       0       0
July 20, 2033               41       0       0       0       0       0       0
July 20, 2034               25       0       0       0       0       0       0
July 20, 2035                2       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    26.27   13.33    7.07    5.61    4.72    3.85    3.63
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                              16

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                                CLASS M-2
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100     100     100     100     100     100     100
July 20, 2008              100     100     100     100     100     100     100
July 20, 2009              100     100     100     100     100     100     100
July 20, 2010              100     100      82      63      48      26      12
July 20, 2011              100     100      65      47      33      15       0
July 20, 2012              100     100      52      35      23       0       0
July 20, 2013              100      94      41      26      16       0       0
July 20, 2014              100      83      33      19       9       0       0
July 20, 2015              100      74      26      14       0       0       0
July 20, 2016              100      66      20       6       0       0       0
July 20, 2017              100      58      16       0       0       0       0
July 20, 2018              100      51      12       0       0       0       0
July 20, 2019              100      45       *       0       0       0       0
July 20, 2020              100      39       0       0       0       0       0
July 20, 2021              100      34       0       0       0       0       0
July 20, 2022              100      29       0       0       0       0       0
July 20, 2023              100      25       0       0       0       0       0
July 20, 2024              100      21       0       0       0       0       0
July 20, 2025              100      18       0       0       0       0       0
July 20, 2026              100      15       0       0       0       0       0
July 20, 2027              100      13       0       0       0       0       0
July 20, 2028              100       5       0       0       0       0       0
July 20, 2029               95       0       0       0       0       0       0
July 20, 2030               83       0       0       0       0       0       0
July 20, 2031               70       0       0       0       0       0       0
July 20, 2032               56       0       0       0       0       0       0
July 20, 2033               41       0       0       0       0       0       0
July 20, 2034               25       0       0       0       0       0       0
July 20, 2035                0       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    26.26   13.22    6.98    5.53    4.66    3.77    3.49
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                              17

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                                CLASS M-3
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100     100     100     100     100     100     100
July 20, 2008              100     100     100     100     100     100     100
July 20, 2009              100     100     100     100     100     100     100
July 20, 2010              100     100      82      63      48      26       5
July 20, 2011              100     100      65      47      33      15       0
July 20, 2012              100     100      52      35      23       0       0
July 20, 2013              100      94      41      26      16       0       0
July 20, 2014              100      83      33      19       0       0       0
July 20, 2015              100      74      26      14       0       0       0
July 20, 2016              100      66      20       0       0       0       0
July 20, 2017              100      58      16       0       0       0       0
July 20, 2018              100      51       4       0       0       0       0
July 20, 2019              100      45       0       0       0       0       0
July 20, 2020              100      39       0       0       0       0       0
July 20, 2021              100      34       0       0       0       0       0
July 20, 2022              100      29       0       0       0       0       0
July 20, 2023              100      25       0       0       0       0       0
July 20, 2024              100      21       0       0       0       0       0
July 20, 2025              100      18       0       0       0       0       0
July 20, 2026              100      15       0       0       0       0       0
July 20, 2027              100       7       0       0       0       0       0
July 20, 2028              100       0       0       0       0       0       0
July 20, 2029               95       0       0       0       0       0       0
July 20, 2030               83       0       0       0       0       0       0
July 20, 2031               70       0       0       0       0       0       0
July 20, 2032               56       0       0       0       0       0       0
July 20, 2033               41       0       0       0       0       0       0
July 20, 2034               25       0       0       0       0       0       0
July 20, 2035                0       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    26.25   13.11    6.89    5.46    4.57    3.69    3.41
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                              18

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                                CLASS M-4
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100     100     100     100     100     100     100
July 20, 2008              100     100     100     100     100     100     100
July 20, 2009              100     100     100     100     100     100     100
July 20, 2010              100     100      82      63      48      26       0
July 20, 2011              100     100      65      47      33       7       0
July 20, 2012              100     100      52      35      23       0       0
July 20, 2013              100      94      41      26      11       0       0
July 20, 2014              100      83      33      19       0       0       0
July 20, 2015              100      74      26       2       0       0       0
July 20, 2016              100      66      20       0       0       0       0
July 20, 2017              100      58       9       0       0       0       0
July 20, 2018              100      51       0       0       0       0       0
July 20, 2019              100      45       0       0       0       0       0
July 20, 2020              100      39       0       0       0       0       0
July 20, 2021              100      34       0       0       0       0       0
July 20, 2022              100      29       0       0       0       0       0
July 20, 2023              100      25       0       0       0       0       0
July 20, 2024              100      21       0       0       0       0       0
July 20, 2025              100      18       0       0       0       0       0
July 20, 2026              100       7       0       0       0       0       0
July 20, 2027              100       0       0       0       0       0       0
July 20, 2028              100       0       0       0       0       0       0
July 20, 2029               95       0       0       0       0       0       0
July 20, 2030               83       0       0       0       0       0       0
July 20, 2031               70       0       0       0       0       0       0
July 20, 2032               56       0       0       0       0       0       0
July 20, 2033               41       0       0       0       0       0       0
July 20, 2034               25       0       0       0       0       0       0
July 20, 2035                0       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    26.22   12.95    6.78    5.36    4.49    3.62    3.31
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                              19

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                                CLASS M-5
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100     100     100     100     100     100     100
July 20, 2008              100     100     100     100     100     100     100
July 20, 2009              100     100     100     100     100     100     100
July 20, 2010              100     100      82      63      48      26       0
July 20, 2011              100     100      65      47      33       0       0
July 20, 2012              100     100      52      35      17       0       0
July 20, 2013              100      94      41      26       0       0       0
July 20, 2014              100      83      33       6       0       0       0
July 20, 2015              100      74      26       0       0       0       0
July 20, 2016              100      66       9       0       0       0       0
July 20, 2017              100      58       0       0       0       0       0
July 20, 2018              100      51       0       0       0       0       0
July 20, 2019              100      45       0       0       0       0       0
July 20, 2020              100      39       0       0       0       0       0
July 20, 2021              100      34       0       0       0       0       0
July 20, 2022              100      29       0       0       0       0       0
July 20, 2023              100      23       0       0       0       0       0
July 20, 2024              100      12       0       0       0       0       0
July 20, 2025              100       2       0       0       0       0       0
July 20, 2026              100       0       0       0       0       0       0
July 20, 2027              100       0       0       0       0       0       0
July 20, 2028              100       0       0       0       0       0       0
July 20, 2029               95       0       0       0       0       0       0
July 20, 2030               83       0       0       0       0       0       0
July 20, 2031               70       0       0       0       0       0       0
July 20, 2032               56       0       0       0       0       0       0
July 20, 2033               41       0       0       0       0       0       0
July 20, 2034               22       0       0       0       0       0       0
July 20, 2035                0       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    26.16   12.62    6.55    5.18    4.34    3.50    3.19
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                              20

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                          AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                                CLASS M-6
                          ------------------------------------------------------
Distribution Date          0%      10%     20%     25%     30%     40%     50%
-----------------         -----   -----   -----   -----   -----   -----   -----
Initial Percentage         100     100     100     100     100     100     100
July 20, 2007              100     100     100     100     100     100     100
July 20, 2008              100     100     100     100     100     100     100
July 20, 2009              100     100     100     100     100     100     100
July 20, 2010              100     100      82      63      48       0       0
July 20, 2011              100     100      65      47      20       0       0
July 20, 2012              100     100      52      25       0       0       0
July 20, 2013              100      94      41       *       0       0       0
July 20, 2014              100      83      18       0       0       0       0
July 20, 2015              100      74       0       0       0       0       0
July 20, 2016              100      66       0       0       0       0       0
July 20, 2017              100      58       0       0       0       0       0
July 20, 2018              100      51       0       0       0       0       0
July 20, 2019              100      45       0       0       0       0       0
July 20, 2020              100      35       0       0       0       0       0
July 20, 2021              100      21       0       0       0       0       0
July 20, 2022              100       9       0       0       0       0       0
July 20, 2023              100       0       0       0       0       0       0
July 20, 2024              100       0       0       0       0       0       0
July 20, 2025              100       0       0       0       0       0       0
July 20, 2026              100       0       0       0       0       0       0
July 20, 2027              100       0       0       0       0       0       0
July 20, 2028              100       0       0       0       0       0       0
July 20, 2029               95       0       0       0       0       0       0
July 20, 2030               83       0       0       0       0       0       0
July 20, 2031               70       0       0       0       0       0       0
July 20, 2032               56       0       0       0       0       0       0
July 20, 2033               41       0       0       0       0       0       0
July 20, 2034                0       0       0       0       0       0       0
July 20, 2035                0       0       0       0       0       0       0
July 20, 2036                0       0       0       0       0       0       0

Weighted Average Life to
Maturity (in years)(1)    25.98   11.88    6.07    4.80    4.03    3.25    3.11
________________________________________
(1)   The weighted average life of a class of Certificates is determined by (i)
      multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*     Less than 0.5%, but greater than Zero.
--------------------------------------------------------------------------------

                                                                              21

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

                AGGREGATE REALIZED LOSSES FOR THE MORTGAGE LOANS

The following table sets forth the amount of Realized Losses that would be incurred with respect to the Mortgage Loans in the aggregate, expressed as a percentage of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date.

--------------------------------------------------------------------------------
                            SENSITIVITY OF PRE-TAX YIELDS TO MATURITY OF ALL
                             CERTIFICATES TO PREPAYMENTS AND REALIZED LOSSES
                                            PERCENTAGE OF CPR
                          ------------------------------------------------------
                 LOSS
PERCENTAGE     SEVERITY
  OF SDA      PERCENTAGE   0%      10%     20%     25%     30%     40%     50%
                          -----   -----   -----   -----   -----   -----   -----
   75%           25%      0.75%   0.48%   0.32%   0.27%   0.22%   0.16%   0.11%
   75%           50%      1.51    0.96    0.65    0.54    0.45    0.31    0.22
   100%          25%      1.00    0.64    0.43    0.36    0.30    0.21    0.15
   100%          50%      2.00    1.28    0.86    0.71    0.59    0.42    0.29
   150%          25%      1.49    0.95    0.64    0.53    0.44    0.31    0.22
   150%          50%      2.98    1.90    1.28    1.06    0.89    0.62    0.44
   200%          25%      1.97    1.26    0.85    0.71    0.59    0.41    0.29
   200%          50%      3.93    2.52    1.70    1.41    1.18    0.83    0.58
--------------------------------------------------------------------------------

*     Run with no lag

                                                                              22

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-G       $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

                       HISTORICAL VALUES OF ONE-YEAR LIBOR

Listed below are historical values of One-Year LIBOR available as of the first business day in the month shown below. The values shown are intended only to provide an historical summary of the movements of One-Year LIBOR and may not be indicative of future rates. The source of the values shown below is British
Bankers' Association.

                                               YEAR
                   -------------------------------------------------------------
MONTH               2006       2005       2004       2003       2002       2001
-----              -------------------------------------------------------------
January .........   4.85%      3.11%      1.48%      1.46%      2.40%      5.94%
February ........   4.95       3.27       1.47       1.46       2.57       5.11
March ...........   5.12       3.57       1.37       1.38       2.48       4.91
April ...........   5.29       3.81       1.34       1.27       3.06       4.58
May .............   5.38       3.71       1.82       1.29       2.64       4.44
June ............   5.51       3.76       2.11       1.25       2.60       4.17
July ............   5.68       3.90       2.39       1.16       2.27       4.19
August ..........     --       4.22       2.35       1.44       1.97       3.80
September .......     --       4.13       2.26       1.45       1.92       3.59
October .........     --       4.48       2.49       1.24       1.66       2.68
November ........     --       4.72       2.54       1.48       1.62       2.29
December ........     --       4.82       2.96       1.60       1.73       2.34

                        HISTORICAL VALUES OF ONE-YEAR CMT

Listed below are historical average values of One-Year CMT for the months and years shown below. The monthly averages shown are intended only to provide an historical summary of the movements of One-Year CMT and may not be indicative of future rates. The source of the daily values of One-Year CMT used in determining the monthly averages shown below is Bloomberg Professional Services(R).

                                               YEAR
                   -------------------------------------------------------------
MONTH               2006       2005       2004       2003       2002       2001
-----              -------------------------------------------------------------
January .........   4.45%      2.86%      1.24%      1.36%      2.16%      4.81%
February ........   4.68       3.03       1.24       1.30       2.23       4.68
March ...........   4.77       3.30       1.19       1.24       2.57       4.30
April ...........   4.90       3.32       1.43       1.27       2.48       3.98
May .............   4.99       3.33       1.78       1.18       2.35       3.78
June ............   5.16       3.36       2.12       1.01       2.20       3.58
July ............     --       3.64       2.10       1.12       1.96       3.62
August ..........     --       3.87       2.02       1.31       1.76       3.47
September .......     --       3.85       2.12       1.24       1.72       2.82
October .........     --       4.18       2.23       1.25       1.65       2.33
November ........     --       4.33       2.50       1.34       1.49       2.18
December ........     --       4.35       2.67       1.31       1.45       2.22

                                                                              23

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------